UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22856

Goldman Sachs MLP Income Opportunities Fund

(Exact name of registrant as specified in charter)

200 West Street

New York, NY 10282

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus, Esq.	Stephen H. Bier, Esq.
Goldman, Sachs & Co.	Allison M. Fumai, Esq.
200 West Street	Dechert LLP
New York, New York 10282	1095 Avenue of the Americas
New York, NY 10036-6797

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Closed-End Funds

Semi-Annual Report	May 31, 2016

MLP and Energy Renaissance Fund
MLP Income Opportunities Fund

Goldman Sachs Closed-End Funds

■	MLP AND ENERGY RENAISSANCE FUND

■	MLP INCOME OPPORTUNITIES FUND

TABLE OF CONTENTS

Investment Process	1

Market Review	2

Portfolio Management Discussion and Performance Summaries	5

Schedules of Investments	18

Financial Statements	20

Financial Highlights	26

Notes to Financial Statements	30

Additional Information	42

Privacy Notice	43

Other Information	44

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS CLOSED-END FUNDS

What Differentiates Goldman Sachs’ Closed-End Funds Investment Process?

The MLP and Energy Renaissance Fund and MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”) each seek a high level of total return with an emphasis on current distributions to shareholders. The MLP and Energy Renaissance Fund seeks to achieve its investment objective by investing in Master Limited Partnerships (“MLPs”) and other energy investments. The MLP Income Opportunities Fund seeks to achieve its investment objectives by investing primarily in MLPs. We seek to invest in quality companies with well located assets (exposed to what we believe are favorable commodities and geographies), strong balance sheets, and experienced management teams. We view an MLP as a company, not just a collection of assets, as we emphasize cash flow based valuation metrics and focus on balance sheet liabilities. We seek to avoid being overly myopic by assessing the entire energy value chain (from producers to users) to estimate the impact on midstream assets.

■	To capture the full energy chain, we analyze energy production and user trends that ultimately impact income opportunities.

■	We rigorously assess companies on both the asset and equity level.

■	Macro Trend Analysis

First, we analyze overall energy trends through capital spending shifts and drilling trends, in addition to regional supply and demand imbalances.

■	Top-Down Sector Selection

Secondly, we establish the impact of macro and regional trends on energy infrastructure.

■	Bottom-Up Security Selection

Finally, we select names by evaluating a company’s management, assets, expected returns and technicals.

■	Our team of MLP dedicated investment professionals includes lead portfolio managers averaging over 10 years of investment experience.

■	Ability to leverage energy-related resources across GSAM Equity, Fixed Income and Commodity groups, as well as utilize risk management resources.

■	Unique investment approach stemming from a more holistic view across the extremes of the energy value chain, corporate access, broader valuation understanding, and resource advantages.

MARKET REVIEW

Goldman Sachs Closed-End Funds

Market Review

Energy master limited partnerships (“MLPs”), as represented by the Alerian MLP Index (the “Alerian Index”), advanced on a total return basis during the six months ended May 31, 2016 (the “Reporting Period”). The Alerian Index is a leading measure of energy MLPs.1 During the Reporting Period, the Alerian Index (+5.22%) outperformed the S&P 500® Index (+1.93%) and the AMEX Energy Select Sector Index (-0.02%).2 The Alerian Index underperformed the utilities (+17.08%) and real estate investment trust (“REIT”) (+7.72%) sectors, as represented by the Philadelphia Stock Exchange (PHLX) Utility Sector Index and the FTSE NAREIT (National Association of Real Estate Investment Trusts) U.S. Real Estate Index, respectively. (All index returns are presented on a total return basis.)3 However, the Alerian Index outperformed the Cushing® MLP High Income Index4, which had a cumulative total return of -2.13% during the Reporting Period.

Weakness in commodity prices overall was a headwind for energy MLPs during the first half of the Reporting Period. The price of West Texas Intermediate (“WTI”) crude oil, which started the Reporting Period at $41.85 a barrel, 61% below its 2014 high, dropped another 37% through the close of trading on February 11, 2016.5 The price decline was due to market oversupply, driven in large part by the increase in U.S. production during the last several years. Global crude oil supply grew by more than 10 million barrels per day between calendar year 2005 and calendar year 2015, with the U.S. accounting for almost 70% of the growth.6 The unit prices of energy MLPs also declined during the first half of the Reporting Period. Energy MLP unit prices and crude oil prices were closely correlated, a departure from the long-term average.7 Energy MLP performance was also challenged during the first half of the Reporting Period by reduced access to the capital markets, negative investor sentiment and technical pressures.

During the second half of the Reporting Period, the crude oil market started to work through the oversupply, and as a result, crude oil prices experienced a strong recovery. The price of WTI crude oil rallied 87% between the close of trading on February 11, 2016 and the end of the Reporting Period, finishing at $49.10 a barrel.8 As crude oil prices broadly rebounded, energy MLPs saw positive performance, with correlations between energy MLP unit prices and crude oil prices remaining tight. Additionally, energy MLPs benefited during the second half of the Reporting Period from increased access to the capital markets, which helped them address some of their funding needs and assuaged market concerns about the sustainability of energy MLP

[1]	Source: Alerian. The Alerian Index is a float-adjusted, capitalization-weighted composite index of prominent energy MLPs, whose constituents represent approximately 85% of total float-adjusted market capitalization of the energy MLP sector.

[2]	The S&P 500® Index is a diverse index that includes 500 American companies that represent more than 70% of the total market capitalization of the U.S. stock market. The AMEX Energy Select Sector Index (IXE) is a modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in the development or production of energy products.

[3]	The PHLX Utility Sector Index is composed of geographically diverse public U.S. utility stocks. The FTSE NAREIT U.S. Real Estate Index Series is an index that spans the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors.

[4]	Source: Cushing® Asset Management. The Cushing® MLP High Income Index tracks the performance of 30 publicly traded energy and shipping MLP securities with an emphasis on current yield.

[5]	Source: Bloomberg.

[6]	Source: U.S. Energy Information Administration.

[7]	Source: Goldman Sachs Investment Strategy Group, Bloomberg.

[8]	Source: Bloomberg.

MARKET REVIEW

distributions. During the Reporting Period overall, energy MLP fundamentals remained strong, with cash flow generation staying resilient despite the commodity headwinds in the first half of the Reporting Period.

Overall, weaker net investment inflows and increased short interest dampened the performance of energy MLPs, particularly during the first half of the Reporting Period (Short interest is the quantity of shares that investors have sold short but not yet covered or closed out). Net investment flows fell to their lowest point in five years9 during the fourth quarter of 2015 due to the significant drop in crude oil prices. Net investment inflows improved during the second half of the Reporting Period as volatility eased in the commodity market and the energy MLP sector. Short selling also added to technical pressure. Short interest (as measured by the Alerian MLP Index ETF) increased 8.6% during the Reporting Period overall.10

Looking Ahead

At the end of the Reporting Period, correlations between energy MLP unit prices and crude oil prices remained higher than the long-term average, which is a pattern we expect to continue in the near term.11 Therefore, if crude oil prices continue to rise, we anticipate positive momentum in the energy MLP sector. In the short term, the energy MLP sector has, we believe, moved to an enterprise value (the market value of debt, common equity and preferred equity minus the value of cash)/EBITDA (earnings before interest, taxes, depreciation and amortization) multiple valuation model, similar to that of the utilities sector. (The enterprise value/EBITDA multiple is a financial ratio that measures a company’s value.)12 Longer term, should U.S. energy production begin to rebound, we expect energy MLP total returns to be consistent with the yield plus growth valuation model, which is how energy MLPs have historically been valued. Energy MLP valuations are generally based on the spread, or yield differential, between energy MLPs and 10-year U.S. Treasury notes. At the end of the Reporting Period, this spread was 5.7%, wider than the long-term average of 3.9%.13 Should commodity prices stabilize, we believe there is the potential of capital appreciation in the energy MLP sector, stemming from distribution growth and a possible market revaluation that shifts the valuation framework from the enterprise value/EBITDA model back to the yield plus growth model. That said, and despite what we consider to be positive fundamentals, the energy MLP sector may face further challenges. For example, rising interest rates could negatively impact energy MLP valuations, and access to the capital markets could be limited if investors lose confidence in the rebound in crude oil prices.

Although U.S. production declined during the Reporting Period, we still believe overall production volumes will continue to grow across crude oil, natural gas liquids and dry natural gas over the long term. Indeed, estimates from the U.S. Energy Information Administration show production growth in all three commodities. Going forward, we expect to see significant opportunity in these three areas as a result of numerous positive catalysts. In terms of crude oil, following a relatively short-term production decline due to the drop in rig counts, we expect U.S. production growth to rebound if global demand continues to grow at its historical

[9]	Source: U.S. Capital Advisors.

[10]	Source: Bloomberg, Goldman Sachs Asset Management. Data as of May 31, 2016.

[11]	Source: Goldman Sachs Investment Strategy Group, Bloomberg.

[12]	Source: U.S. Capital Advisors.

[13]	Source: Bloomberg, Goldman Sachs Asset Management. Data as of May 31, 2016.

MARKET REVIEW

average rate of approximately one million barrels per day each year.13 We believe the U.S. will be a key source of the supply growth needed to meet such demand. In our view, this is because U.S. shale producers can respond quickly to crude oil price movements compared to international producers, which have historically been drivers of supply but may have higher costs and longer lead times for their projects. In terms of natural gas liquids, recent and planned international expansion terminals and large-scale petrochemical developments should allow for the continued increase in demand channels. In terms of dry natural gas, catalysts include the transition from coal to natural gas power generation and the continued buildout of the U.S.’ export capabilities.

Looking ahead, we believe the energy MLP sector could potentially provide attractive yield and capital appreciation over the long term. In the short term, we believe energy MLPs could continue to offer distribution growth, albeit at a slower pace than the double-digit growth seen before the recent steep drop in crude oil prices. While lower distribution growth trajectories will result, in our view, in smaller payout increases for investors in the near term, they will also allow energy MLPs to finance more of their capital expenditures with internal capital, thus potentially reducing reliance, we believe, on external debt and equity markets.

Finally, we believe investors should recognize a growing dispersion in performance. Rising U.S. production has greatly altered the energy landscape, proving beneficial to some regions and detrimental to others. As a result, we believe the dispersion between the energy “haves” and “have nots” has increased. In our opinion, rigorous fundamental analysis is essential in seeking to take advantage of the powerful energy revolution theme that we believe persists.

[13]	Source: Goldman Sachs Investment Strategy Group, Bloomberg.

PORTFOLIO RESULTS

Goldman Sachs MLP and Energy Renaissance Fund

Investment Objective and Principal Strategy

The Fund seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in master limited partnership (“MLP”) and other energy investments. It concentrates its investments in the energy sector, with an emphasis on midstream MLP investments. Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLPs and other energy investments. The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are organized as LPs or LLCs, but taxed as “C” corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units (“I Units”) and MLP general partner or managing member interests; “C” corporations whose predominant assets are interests in MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities (“PIPEs”) issued by MLPs; MLP debt securities; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments that provide exposure to the MLP market, including pooled investment vehicles that primarily hold MLP interests and exchange-traded notes (“ETNs”). The Fund’s other energy investments may include equity and fixed income securities of U.S. and non-U.S. companies other than MLPs that (i) are classified by a third party as operating within the oil and gas storage, transportation, refining, marketing, drilling, exploration or production sub-industries or (ii) have at least 50% of their assets, income, sales or profits committed to, or derived from, the exploration, development, production, gathering, transportation (including marine), transmission, terminal operation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal, electricity or other energy sources, energy-related equipment or services.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP and Energy Renaissance Fund’s (the “Fund”) performance and positioning for the six-month period ended May 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s cumulative total return based on its net asset value (“NAV”) was -1.60%. The Fund’s cumulative total return based on market price was -4.62% for the same period. By way of reference, the Alerian Index[1] had a cumulative total return of 5.22% during the Reporting Period. The Cushing® MLP High Income Index[2] had a cumulative total return of -2.13% during the Reporting Period. As of May 31, 2016, the Fund’s NAV was $6.93 and its market price was $6.78.

[1]	Source: Alerian.
[2]	Source: Cushing® Asset Management.

Q	What was the Fund’s current distribution rate at the end of the Reporting Period?

A	During the Reporting Period overall, the Fund declared dividends totaling $0.42 per unit. We note that this reflects a decrease of 60% compared to the $0.67 per unit of declared dividends for the six months ended November 30, 2015. As of May 31, 2016, the Fund’s current annualized distribution rate based on its NAV was 9.24%. The Fund’s current annualized distribution rate based on its market price was 9.44% on May 31, 2016.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Security selection drove the Fund’s performance during the Reporting Period, as volatility within the commodity markets increased the dispersion of individual stock returns. The volatility was magnified with companies that had greater exposure to commodities, making them the worst performers during the commodity price downturn and the best

PORTFOLIO RESULTS

performers during the recovery. In addition, the Fund’s use of leverage had a slightly negative impact on its performance during the Reporting Period.

In terms of its exposures, the Fund was hurt by overweight positions in the marine transportation subsector[3] and the offshore oilfield services subsector. Both subsectors faced a challenging economic backdrop during the Reporting Period, as offshore capital expenditures fell sharply during the downturn in commodity prices and did not show signs of recovery during the rebound. On the positive side, the Fund benefited from an overweight position in the natural gas and natural gas liquids infrastructure subsector, one of the best performing subsectors of the Reporting Period. Within this subsector, the Fund held what we considered to be high quality companies well positioned to benefit from exposure to commodity prices.

Q	What individual holdings detracted from the Fund’s performance during the Reporting Period?

A	During the Reporting Period, Teekay Offshore Partners LP; CSI Compressco LP; and CVR Refining, LP detracted from the Fund’s performance.

Teekay Offshore Partners LP (TOO), which provides marine transportation and storage services to the offshore oil industry, was a top detractor from the Fund’s returns. TOO’s unit price declined after the company announced it was cutting its distribution. We sold the Fund’s position in TOO during the Reporting Period.

CSI Compressco LP (CCLP) was another key detractor during the Reporting Period. CCLP provides compression-based production services to natural gas and oil exploration and production companies, as well as ongoing well evaluations. CCLP’s unit price retreated on concerns about the company’s asset utilization rates, which led it to cut its distribution. We took advantage of the weakness in CCLP’s unit price to add to the Fund’s holdings in the company. At the end of the Reporting Period, we maintained the Fund’s position in CCLP.

[3]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian Index.

Another notable detractor during the Reporting Period was CVR Refining, LP (CVRR), an independent downstream[4] energy company that provides refining and related logistics services in the mid-continental U.S. CVRR weakened after the company reduced to zero its variable distribution for first quarter 2016 earnings. We eliminated the Fund’s position in CVRR during the Reporting Period.

Q	What individual holdings added to the Fund’s performance during the Reporting Period?

A	Investments in DCP Midstream Partners, LP; Oneok Partners LP; and Targa Resources Corp. added to the Fund’s results.

A top contributor during the Reporting Period was DCP Midstream Partners, LP (DPM), which provides processing, transportation, fractionation[5] and storage services to producers and consumers of natural gas and natural gas liquids. The company operates in three business segments: natural gas services, natural gas liquids logistics and wholesale propane logistics. DPM benefited from its significant exposure to commodities as prices rebounded during the second half of the Reporting Period. At the end of the Reporting Period, we maintained the Fund’s position in DPM.

Oneok Partners, LP (OKS) was another leading contributor to the Fund’s performance. OKS owns an interstate pipeline system that transports natural gas primarily in the upper midwest and mid-continental regions of the U.S., including the Bakken Shale. OKS generated strong results during the commodity price rebound in the second half of the Reporting Period. This strengthened the company’s coverage ratio, which had been of concern to investors. (Coverage ratio is a measure of a company’s ability to fulfill its financial obligations.) The Fund continued to hold OKS at the end of the Reporting Period.

[4]	The downstream component of the energy industry is usually defined as the oil and gas operations that take place after the production phase, through to the point of sale. Downstream operations can include refining crude oil and distributing the by-products down to the retail level. By-products can include gasoline, natural gas liquids, diesel and a variety of other energy sources. The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve. The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e., energy producers, and the demand side, i.e., energy end-users, for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities.

[5]	Fractionation is the process used to separate the base components of natural gas liquids

PORTFOLIO RESULTS

The Fund also benefited from an investment in Targa Resources Corp. (TRGP) during the Reporting Period. TRGP gathers, compresses, treats, processes and sells natural gas. In addition, it stores, fractionates, treats, transports and sells natural gas liquids and related products. TRGP was a top contributor during the Reporting Period because of its substantial exposure to commodities, which rallied strongly in the second half of the Reporting Period. The Fund continued to hold TRGP at the end of the Reporting Period.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in Enterprise Products Partners LP (EPD). EPD provides processing and transportation services to producers and consumers of natural gas liquids. It has no incentive distribution rights and has a large, diversified asset base with fee-based operations. (Incentive distribution rights give a general partner an increasing share in the underlying MLP’s incremental distributable cash flow.) In addition, EPD’s management provided guidance that predicted single-digit distribution growth during 2016. Although the Fund has previously had little exposure to such large-cap companies, the selloff in the first half of the Reporting Period provided an opportunity to purchase EPD, which offered a higher distribution yield than the historical average, at what we considered to be an attractive price.

Another purchase made during the Reporting Period was Sunoco Logistics Partners LP (SXL), which acquires, owns and operates a group of refined product and crude oil pipelines and terminal facilities. We took advantage of the selloff during the first half of the Reporting Period to add a Fund position in SXL at what we believed to be a favorable price. In our view, SXL is an above-average growth company with primarily fee-based contracts and a diverse portfolio of attractive assets.

As mentioned previously, we sold the Fund’s position in Teekay Offshore Partners LP during the Reporting Period. We exited the position after the company cut its distribution, making its yield less attractive, in our view.

Another sale during the Reporting Period was the Fund’s investment in Northern Tier Energy LP (NTI). NTI is an independent downstream energy company with refining, retail and pipeline operations. It also owns storage and transportation assets. We eliminated the Fund’s position during the commodity market downturn, as we sought to reallocate capital from more cyclical businesses to higher fee-based contractual businesses.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	How did the Fund use leverage during the Reporting Period?

A	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund, as well as the leverage attributable to similar transactions entered into by the Fund, and reserves the right to leverage to the extent permitted by the Investment Company Act of 1940. During the Reporting Period, the Fund obtained leverage through a margin facility.[6] The use of this leverage detracted slightly from the Fund’s performance during the Reporting Period. As of May 31, 2016, the margin facility represented 27.50% of the Fund’s managed assets.

[6]	The MLP and Energy Renaissance Fund currently has a fixed/ floating rate margin loan facility with a major financial institution, which it entered into on July 27, 2015.

FUND BASICS

Goldman Sachs MLP and Energy Renaissance Fund

as of May 31, 2016

FUND SNAPSHOT
As of May 31, 2016
Net Asset Value (NAV)[1]	$6.93
Market Price[1]	$6.78
Premium (Discount) to NAV[2]	-2.16%
Leverage[3]	27.50%
Distribution Rate – NAV[4]	9.24%
Distribution Rate – Market Price[4]	9.44%

[1]	The Market Price is the price at which the Fund’s common shares are trading on the NYSE. The Market Price of the Fund’s common shares will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus any other assets, less any liabilities, by the number of Fund shares outstanding. The Fund cannot predict whether its common shares will trade at, above or below NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss.

[2]	The premium/discount to NAV is calculated as the market price divided by the NAV of the Fund minus 1, expressed as a percentage. If this value is positive, the Fund is trading at a premium to its NAV. If the value is negative, the Fund is trading at a discount to its NAV.

[3]	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. The Fund’s use of leverage through a credit facility is calculated as a percentage of the Fund’s Managed Assets. Managed Assets are defined as total assets of the Fund (including assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

[4]	The Distribution Rate is calculated by annualizing the most recent distribution amount declared divided by the most recent closing Market Price or NAV. The Distribution Rate is subject to change and is not an indication of Fund performance. A portion of the Fund’s distributions will likely be treated for tax purposes as a return of capital. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. The final determination regarding the nature of the distributions will be made after the end of the Fund’s fiscal year when the Fund can determine its earnings and profits. The final tax status of the distribution may differ substantially and will be made available to shareholders after the close of each calendar year. The proportion of distributions that are treated as taxable distributions may also vary and or increase in future years. The ultimate composition of these distributions may vary due to a variety of factors including projected income and expenses, depreciation and depletion, and any tax elections made by the MLP.

FUND BASICS

PERFORMANCE REVIEW
December 1, 2015–May 31, 2016	Fund Total Return (based on NAV)[5]	Fund Total Return (based on Market Price)[5]
Common Shares	-1.60%	-4.62%

[5]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The Total Returns based on NAV and Market Price do not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation includes all management fees, interest expense (if any) and operating expenses incurred by the Fund. Operating expenses include custody, accounting and administrative services, professional fees, transfer agency fees, registration, printing and mailing costs and Trustee fees. Total returns for periods less than one full year are not annualized.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Closed-end funds, unlike open-end funds, are not continuously offered. Once issued in a public offering, shares of closed-end funds are traded in the open market through a stock exchange.

TOP TEN HOLDINGS AS OF 5/31/16[6]
Holding	% of Net Assets	Line of Business
Energy Transfer Partners LP	16.8%	Diversified Midstream
DCP Midstream Partners LP	14.8	Natural Gas and NGL Infrastructure
Targa Resources Corp.	14.4	General Partner
NuStar Energy LP	12.5	Liquids, Pipelines & Terminalling
ONEOK Partners LP	12.5	Natural Gas and NGL Infrastructure
Enterprise Products Partners LP	8.9	Diversified Midstream
Sunoco LP	8.0	Liquids, Pipelines & Terminalling
Plains All American Pipeline LP	6.2	Liquids, Pipelines & Terminalling
Sunoco Logistics Partners LP	4.3	Liquids, Pipelines & Terminalling
Williams Partners LP	4.3	Diversified Midstream

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND SECTOR ALLOCATIONS[7]

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. As a result of borrowings, the percentages may add to an amount in excess of 100%. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian Index.

PORTFOLIO RESULTS

Goldman Sachs MLP Income Opportunities Fund

Investment Objective and Principal Strategy

The Fund seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in master limited partnerships (“MLPs”). Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLP investments. The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are organized as LPs or LLCs, but taxed as “C” corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units (“I-Units”) and MLP general partner or managing member interests; “C” corporations whose predominant assets are interests in MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities (“PIPEs”) issued by MLPs; MLP debt securities; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments that provide exposure to the MLP market, including pooled investment vehicles that primarily hold MLP interests and exchange-traded notes (“ETNs”). The Fund currently expects to concentrate its investments in the energy sector, with an emphasis on midstream MLP investments, including companies that are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP Income Opportunities Fund’s (the “Fund”) performance and positioning for the six-month period ended May 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s cumulative total return based on its net asset value (“NAV”) was -3.08%. The Fund’s cumulative total return based on market price was -6.02% for the same period. By way of reference, the Alerian Index[1] had a cumulative total return of 5.22% during the Reporting Period. The Cushing® MLP High Income Index[2] had a cumulative total return of -2.13% during the Reporting Period. As of May 31, 2016, the Fund’s NAV was $9.52 and its market price was $9.16.

Q	What was the Fund’s current distribution rate at the end of the Reporting Period?

A	During the Reporting Period overall, the Fund declared dividends totaling $0.32 per unit. We note that this reflects a decrease of 61% compared to the $0.69 per unit of declared dividends for the six months ended November 30, 2015. As of May 31, 2016, the Fund’s current annualized distribution rate based on its NAV was 8.82%. The Fund’s current

[1]	Source: Alerian.
[2]	Source: Cushing® Capital Management.

annualized distribution rate based on its market price was 9.17% on May 31, 2016.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection drove the Fund’s performance during the Reporting Period, as volatility within the commodity markets increased the dispersion of individual stock returns. The volatility was magnified with companies that had greater exposure to commodities, making them the worst performers during the commodity price downturn and the best performers during the recovery. In addition, the Fund’s use of leverage had a slightly negative impact on its performance during the Reporting Period.

In terms of its exposures, the Fund was hurt by overweight positions in the marine transportation subsector[3] and the offshore oilfield services subsector. Both subsectors faced a challenging economic backdrop during the Reporting Period, as offshore capital expenditures fell sharply during the downturn in commodity prices and did not show signs of

[3]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian Index.

PORTFOLIO RESULTS

recovery during the rebound. On the positive side, the Fund benefited from an overweight position in the natural gas and natural gas liquids infrastructure subsector, one of the best performing subsectors of the Reporting Period. Within this subsector, the Fund held what we considered to be high quality companies well positioned to benefit from exposure to commodity prices.

Q	What individual holdings detracted from the Fund’s performance during the Reporting Period?

A	During the Reporting Period, Teekay Offshore Partners LP, Seadrill Partners LLC and Global Partners LP detracted from the Fund’s performance.

Teekay Offshore Partners LP (TOO), which provides marine transportation and storage services to the offshore oil industry, was a top detractor from the Fund’s returns. TOO’s unit price declined after the company announced it was cutting its distribution. We sold the Fund’s position in TOO during the Reporting Period.

Seadrill Partners LLC (SDLP) also detracted from the Fund’s results. SDLP operates and acquires offshore drilling rigs, operating under long-term drilling contracts from exploration and production companies. SDLP, like many other offshore drilling companies, was challenged by depressed commodity prices, leading it to cut its distribution. The Fund no longer held SDLP at the end of the Reporting Period.

Another key detractor during the Reporting Period was Global Partners LP (GLP). GLP stores, distributes and markets energy products across the northeastern U.S. It serves wholesalers, retailers and commercial customers. The company was hampered by headwinds in its wholesale segment, driven by weakness in its crude-oil-by-rail business. We eliminated the Fund’s position in GLP during the Reporting Period.

Q	What individual holdings added to the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s holdings of Targa Resources Corp.; DCP Midstream Partners, LP; and Hoegh LNG Partners, LP contributed positively to returns.

A top contributor during the Reporting Period was Targa Resources Corp. (TRGP). TRGP gathers, compresses, treats, processes and sells natural gas. In addition, it stores, fractionates,[4] treats, transports and sells natural gas liquids and related products. TRGP benefited from its substantial exposure to commodities, which rallied strongly in the second half of the Reporting Period. The Fund continued to hold TRGP at the end of the Reporting Period.

An investment in DCP Midstream Partners, LP (DPM) also bolstered the Fund’s results. DPM provides processing, transportation, fractionation and storage services to producers and consumers of natural gas and natural gas liquids. The company operates in three business segments: natural gas services, natural gas liquids logistics and wholesale propane logistics. DPM benefited from its significant exposure to commodities as prices rebounded during the second half of the Reporting Period. At the end of the Reporting Period, we maintained the Fund’s position in DPM.

Hoegh LNG Partners LP (HMLP) was another leading contributor to Fund performance. HMLP owns, operates and acquires floating storage and regasification[5] units. It performed well due in part to the strong support of its parent company, which extended the maturities of certain credit facilities. This left HMLP with no near-term maturities and, therefore, a strengthened balance sheet. In addition, the parent company still had regasification assets that could be dropped down to HMLP, providing future growth opportunities. (“Dropped down” refers to the act of a parent company selling MLP-qualified assets to the associated MLP.) At the end of the Reporting Period, we maintained the Fund’s position in HMLP.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in Enterprise Products Partners LP (EPD). EPD provides processing and transportation services to producers and consumers of natural gas liquids. It has no incentive distribution rights and has a large, diversified asset base with fee-based operations. (Incentive distribution rights give a general partner an increasing share in the underlying MLP’s incremental distributable cash flow.) In addition, EPD’s management provided guidance that predicted single-digit distribution growth during 2016. Although the Fund has previously had little exposure to such large-cap companies, the selloff in the first half of the Reporting Period provided an opportunity to purchase EPD, which offered a higher distribution yield than the historical average, at what we considered to be an attractive price.

[5]	Regasification is a process of converting liquefied natural gas back to natural gas at atmospheric temperature.

[4]	Fractionation is the process used to separate the base components of natural gas liquids.

PORTFOLIO RESULTS

Another purchase made during the Reporting Period was MPLX LP (MPLX). MPLX is an energy MLP formed by Marathon Petroleum Corp. to own, operate, develop and acquire pipelines and other midstream[5] assets related to the transportation and storage of crude oil, refined products and other hydrocarbon based products. We added MPLX to the Fund because we believed we had strong visibility into its future cash flow potential and saw the possibility of drop-down acquisitions. (Drop-down refers to the act of a parent company selling MLP-qualified assets to the associated MLP.)

As mentioned previously, we eliminated the Fund’s position in Global Partners LP (GLP). We believed GLP’s large crude-oil-by-rail business would remain under pressure due to slowing production in the U.S. As a result, we exited GLP early in the Reporting Period and reallocated the proceeds to companies we believed had more upside potential.

In addition, as mentioned previously, we sold the Fund’s position in Teekay Offshore Partners LP. We exited the position after the company cut its distribution, making its yield less attractive, in our view.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	How did the Fund use leverage during the Reporting Period?

A	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund, as well as the leverage attributable to similar transactions entered into by the Fund, and reserves the right to leverage to the extent permitted by the Investment Company Act of 1940. During the Reporting Period, the Fund obtained leverage through a credit margin facility.[6] The use of this leverage slightly hampered the Fund’s performance during the Reporting Period. As of May 31, 2016, the credit facility and the margin facility represented 27.70% of the Fund’s managed assets.

[5]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e., energy producers, and the demand side, i.e., energy end-users, for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities.

[6]	The MLP Income Opportunities Fund currently has a fixed/floating rate margin loan facility with a major financial institution, which it entered into on July 24, 2015.

FUND BASICS

Goldman Sachs MLP Income Opportunities Fund

as of May 31, 2016

FUND SNAPSHOT
As of May 31, 2016
Net Asset Value (NAV)[1]	$9.52
Market Price[1]	$9.16
Premium (Discount) to NAV[2]	-3.78%
Leverage[3]	27.70%
Distribution Rate – NAV[4]	8.82%
Distribution Rate – Market Price[4]	9.17%

[1]	The Market Price is the price at which the Fund’s common shares are trading on the NYSE. The Market Price of the Fund’s common shares will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus any other assets, less any liabilities, by the number of Fund shares outstanding. The Fund cannot predict whether its common shares will trade at, above or below NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss.

[2]	The premium/discount to NAV is calculated as the market price divided by the NAV of the Fund minus 1, expressed as a percentage. If this value is positive, the Fund is trading at a premium to its NAV. If the value is negative, the Fund is trading at a discount to its NAV.

[3]	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. The Fund’s use of leverage through a credit facility is calculated as a percentage of the Fund’s Managed Assets. Managed Assets are defined as total assets of the Fund (including assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

[4]	The Distribution Rate is calculated by annualizing the most recent distribution amount declared divided by the most recent closing Market Price or NAV. The Distribution Rate is subject to change and is not an indication of Fund performance. A portion of the Fund’s distributions will likely be treated for tax purposes as a return of capital. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. The final determination regarding the nature of the distributions will be made after the end of the Fund’s fiscal year when the Fund can determine its earnings and profits. The final tax status of the distribution may differ substantially and will be made available to shareholders after the close of each calendar year. The proportion of distributions that are treated as taxable distributions may also vary and or increase in future years. The ultimate composition of these distributions may vary due to a variety of factors including projected income and expenses, depreciation and depletion, and any tax elections made by the MLP.

FUND BASICS

PERFORMANCE REVIEW
December 1, 2015–May 31, 2016	Fund Total Return (based on NAV)[5]	Fund Total Return (based on Market Price)[5]
Common Shares	-3.08%	-6.02%

[5]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The Total Returns based on NAV and Market Price do not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation includes all management fees, interest expense (if any) and operating expenses incurred by the Fund. Operating expenses include custody, accounting and administrative services, professional fees, transfer agency fees, registration, printing and mailing costs and Trustee fees. Total returns for periods less than one full year are not annualized.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Closed-end funds, unlike open-end funds, are not continuously offered. Once issued in a public offering, shares of closed-end funds are traded in the open market through a stock exchange.

FUND BASICS

TOP TEN HOLDINGS AS OF 5/31/16[6]
Holding	% of Net Assets	Line of Business
Energy Transfer Partners LP	11.1%	Diversified Midstream
Hoegh LNG Partners LP	10.1	Marine Transportation and Services
DCP Midstream Partners LP	10.1	Natural Gas and NGL Infrastructure
Holly Energy Partners LP	8.0	Liquids, Pipelines & Terminalling
Sunoco LP	7.9	Liquids, Pipelines & Terminalling
Enterprise Products Partners LP	7.7	Diversified Midstream
AmeriGas Partners LP	6.3	Retail Propane
Williams Partners LP	5.3	Diversified Midstream
ONEOK Partners LP	5.1	Natural Gas and NGL Infrastructure
Sunoco Logistics Partners LP	5.1	Liquids, Pipelines & Terminalling

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND SECTOR ALLOCATIONS[7]

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. As a result of borrowings, the percentages may add to an amount in excess of 100%. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian Index.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Schedule of Investments

May 31, 2016 (Unaudited)

Shares			Description	Value

	Common Stocks – 139.2%
	Diversified Midstream – 31.3%
	305,128		CorEnergy Infrastructure Trust, Inc.		$7,338,328
	2,531,406		Energy Transfer Partners LP		91,788,782
	1,757,018		Enterprise Products Partners LP		48,774,820
	734,127		Williams Partners LP		23,433,334

					171,335,264

	Exploration and Production – 1.5%
	596,181		Archrock Partners LP		8,507,503

	General Partner – 14.4%
	1,837,174		Targa Resources Corp.		78,686,162

	Liquids, Pipelines & Terminalling – 49.4%
	464,841		Arc Logistics Partners LP		5,438,640
	235,066		Buckeye Partners LP		16,905,947
	849,235		CrossAmerica Partners LP		19,532,405
	347,872		JP Energy Partners LP		2,897,774
	574,149		MPLX LP		18,315,353
	1,388,229		NuStar Energy LP		68,259,220
	441,454		PBF Logistics LP		9,619,282
	1,463,860		Plains All American Pipeline LP		33,859,082
	459,734		Sprague Resources LP		11,010,629
	855,642		Sunoco Logistics Partners LP		23,487,373
	1,315,825		Sunoco LP		43,645,915
	304,306		TransMontaigne Partners LP		11,624,489
	237,152		Western Refining Logistics LP		5,599,159

					270,195,268

	Marine Transportation and Services – 1.3%
	389,087		KNOT Offshore Partners LP		7,205,891

	Natural Gas and NGL Infrastructure – 30.3%
	202,435		Cheniere Energy Partners LP		5,852,396
	2,412,843		DCP Midstream Partners LP		80,902,626
	1,796,932		ONEOK Partners LP		68,193,569
	153,393		Summit Midstream Partners LP		3,212,050
	157,982		Western Gas Partners LP		7,872,243

					166,032,884

	Offshore Oilfield Services – 1.2%
	576,810		Transocean Partners LLC		6,448,736

	Retail Propane – 3.9%
	463,173		AmeriGas Partners LP		21,250,377

	Other – 5.9%
	1,394,742		CSI Compressco LP		12,817,679
	848,882		Enviva Partners LP(a)		19,422,420

					32,240,099

	TOTAL COMMON STOCKS
	(Cost $763,281,120)				$761,902,184

Shares		Rate	Value

Investment Company(a) – 0.0%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
218,921		0.230%		$218,921
(Cost $218,921)

TOTAL INVESTMENTS – 139.2%
(Cost $763,500,041)				$762,121,105

BORROWINGS – (37.9)%				(207,500,000)

OTHER LIABILITIES IN EXCESS OF OTHER ASSETS – (1.3)%				(7,347,577)

NET ASSETS – 100.0%				$547,273,528

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an affiliated issuer/fund.

Investment Abbreviations:
LLC	—Limited Liability Company
LP	—Limited Partnership

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Schedule of Investments

May 31, 2016 (Unaudited)

Shares			Description	Value

	Common Stocks – 136.6%
	Diversified Midstream – 25.3%
	214,447		CorEnergy Infrastructure Trust, Inc.		$5,157,450
	1,293,024		Energy Transfer Partners LP		46,885,050
	1,166,948		Enterprise Products Partners LP		32,394,477
	699,587		Williams Partners LP		22,330,817

					106,767,794

	Exploration and Production – 0.3%
	79,414		Archrock Partners LP		1,133,238

	General Partner – 5.0%
	496,270		Targa Resources Corp.		21,255,244

	Liquids, Pipelines & Terminalling – 56.9%
	321,210		Arc Logistics Partners LP		3,758,157
	238,710		Buckeye Partners LP		17,168,023
	779,027		CrossAmerica Partners LP		17,917,621
	302,922		Delek Logistics Partners LP		7,994,112
	1,019,072		Holly Energy Partners LP		33,792,428
	629,391		MPLX LP		20,077,573
	381,179		NuStar Energy LP		18,742,571
	865,224		PBF Logistics LP		18,853,231
	906,478		Plains All American Pipeline LP		20,966,836
	874,304		Sprague Resources LP(a)		20,939,581
	778,981		Sunoco Logistics Partners LP		21,383,028
	1,010,535		Sunoco LP		33,519,446
	225,192		Western Refining Logistics LP		5,316,783

					240,429,390

	Marine Transportation and Services – 13.2%
	2,395,485		Hoegh LNG Partners LP(a)		42,855,227
	695,695		KNOT Offshore Partners LP		12,884,271

					55,739,498

	Natural Gas and NGL Infrastructure – 25.0%
	113,865		Cheniere Energy Partners LP		3,291,837
	830,671		Cone Midstream Partners LP		12,875,401
	1,276,325		DCP Midstream Partners LP		42,795,177
	572,086		ONEOK Partners LP		21,710,664
	725,295		Summit Midstream Partners LP		15,187,677
	190,331		Western Gas Partners LP		9,484,194

					105,344,950

	Retail Propane – 6.3%
	579,594		AmeriGas Partners LP		26,591,773

	Other(a) – 4.6%
	2,119,812		CSI Compressco LP		19,481,072

	TOTAL COMMON STOCKS
	(Cost $546,403,362)				$576,742,959

Shares		Rate	Value

Investment Company(a) – 0.8%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
3,395,792		0.230%		$3,395,792
(Cost $3,395,792)

TOTAL INVESTMENTS – 137.4%
(Cost $549,799,154)				$580,138,751

BORROWINGS – (38.4)%				(162,000,000)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES –1.0%				4,148,141

NET ASSETS – 100.0%				$422,286,892

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an affiliated issuer/fund.

Investment Abbreviations:
LP	—Limited Partnership

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Assets and Liabilities

May 31, 2016 (Unaudited)

	MLP and Energy Renaissance Fund	MLP Income Opportunities Fund
Assets:
Investments of unaffiliated issuers, at value (cost $747,729,905 and $446,946,582)	$742,479,764	$493,467,079
Investments of affiliated issuers, at value (cost $15,770,136 and $102,852,572)	19,641,341	86,671,672
Cash	2,148,224	2,234,734
Receivables:
Current taxes	1,368,826	12,549,092
Investments sold	1,035,196	1,021,378
Dividends	1,714	1,630
Deferred financing costs	19,180	19,180
Other assets	150,342	336,192
Total assets	766,844,587	596,300,957

Liabilities:
Payables:
Borrowings on credit facility	207,500,000	162,000,000
Investments purchased	1,528,245	2,186,779
Interest on borrowing	831,830	627,274
Management fees	631,827	488,906
Deferred taxes, net	8,173,719	7,783,323
Accrued expenses	905,438	927,783
Total liabilities	219,571,059	174,014,065

Net Assets:
Paid-in capital	1,343,088,536	724,965,856
Undistributed (distributions in excess of) net investment income, net of taxes	9,305,065	(16,762,195)
Accumulated net realized loss, net of taxes	(803,726,827)	(317,163,601)
Net unrealized gain (loss), net of taxes	(1,393,246)	31,246,832
NET ASSETS	$547,273,528	$422,286,892
Shares Outstanding $0.001 par value (unlimited shares authorized):	79,019,350	44,344,020
Net asset value	$6.93	$9.52

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Operations

For the Six Months Ended May 31, 2016 (Unaudited)

	MLP and Energy Renaissance Fund	MLP Income Opportunities Fund
Investment income:
Dividends — unaffiliated issuers	$34,293,356	$21,359,685
Dividends — affiliated issuers	840,370	4,477,676
Less: Return of Capital on Dividends	(29,993,337)	(21,382,905)
Total investment income	5,140,389	4,454,456

Expenses:
Interest on borrowings	3,451,631	2,290,512
Management fees	3,061,902	2,437,132
Professional fees	194,746	191,678
Trustee fees	128,793	125,553
Amortization of deferred financing costs	62,681	62,681
Printing and mailing costs	51,215	39,530
Custody, accounting and administrative services	47,252	37,723
Transfer Agency fees	8,775	7,523
Other	180,572	240,573
Total operating expenses, before taxes	7,187,567	5,432,905
Less — expense reductions	(12,205)	(8,293)
Net operating expenses, before taxes	7,175,362	5,424,612
NET INVESTMENT LOSS, BEFORE TAXES	(2,034,973)	(970,156)
Current and deferred tax benefit/(expense)	95,571	(16,731)
NET INVESTMENT LOSS, NET OF TAXES	(1,939,402)	(986,887)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(325,643,144)	(238,888,488)
Investments — affiliated issuers	(71,711,438)	(19,312,123)
Current and deferred tax benefit/(expense)	(8,254,981)	(8,348,711)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	363,104,279	236,566,701
Investments — affiliated issuers	28,691,170	9,159,359
Deferred tax benefit/(expense)	(14,309)	4,629,957
Net realized and unrealized loss, net of taxes	(13,828,423)	(16,193,305)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(15,767,825)	$(17,180,192)

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Statements of Changes in Net Assets

	MLP and Energy Renaissance Fund
	For the Six Months Ended May 31, 2016 (Unaudited)	For the Fiscal Year Ended November 30, 2015
From operations:
Net investment income (loss), net of taxes	$(1,939,402)	$7,179,817
Net realized loss, net of taxes	(405,609,563)	(364,343,659)
Net change in unrealized gain (loss), net of taxes	391,781,140	(201,546,654)
Net decrease in net assets resulting from operations	(15,767,825)	(558,710,496)

Distributions to shareholders:
From return of capital	(25,257,667)	(103,775,302)
Total distributions to shareholders	(25,257,667)	(103,775,302)

From share transactions:
Reinvestment of distributions	846,844	7,321,118
Increase in net assets resulting from share transactions	846,844	7,321,118
TOTAL DECREASE	(40,178,648)	(655,164,680)

Net assets:
Beginning of period	587,452,176	1,242,616,856
End of period	$547,273,528	$587,452,176
Undistributed net investment income, net of taxes	$9,305,065	$11,244,468

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Statements of Changes in Net Assets

	MLP Income Opportunities Fund
	For the Six Months Ended May 31, 2016 (Unaudited)	For the Fiscal Year Ended November 30, 2015
From operations:
Net investment income (loss), net of taxes	$(986,887)	$1,163,563
Net realized loss, net of taxes	(266,549,322)	(69,647,188)
Net change in unrealized gain (loss), net of taxes	250,356,017	(262,891,431)
Net decrease in net assets resulting from operations	(17,180,192)	(331,375,056)

Distributions to shareholders:
From return of capital	(18,624,488)	(60,364,529)
Total distributions to shareholders	(18,624,488)	(60,364,529)

From share transactions:
Reinvestment of distributions	—	2,996,459
Increase in net assets resulting from share transactions	—	2,996,459
TOTAL DECREASE	(35,804,680)	(388,743,126)

Net assets:
Beginning of period	458,091,572	846,834,698
End of period	$422,286,892	$458,091,572
Net investment loss, net of taxes	$(16,762,195)	$(15,775,308)

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Statement of Cash Flows

For the Six Months Ended May 31, 2016 (Unaudited)

Increase/(Decrease) in cash – Cash flows provided by operating activities:
Net decrease in net assets from operations	$(15,767,825)
Adjustments to reconcile net increase in net assets from operations to net cash received from/(used in) operating activities:
Payments for purchases of investments in securities	(241,712,193)
Proceeds from sales of investment securities	312,213,891
Purchase of short term investment securities, net	36,609,537
(Increase) Decrease in Assets:
Receivable for investments sold	8,285,707
Receivable for dividends	139,748
Receivable for current taxes	(199,282)
Deferred financing costs	62,681
Other assets	34,494
Increase (Decrease) in Liabilities:
Payable for investments purchased	(44,460,498)
Payable for deferred tax, net	8,173,719
Management fees payable	(151,355)
Interest on borrowings payable	(630,150)
Accrued expenses	70,290
Net realized loss on:
Investment securities	397,354,582
Net change in unrealized gain on:
Investment securities	(391,795,449)
Return of capital on dividends	29,993,337
Net cash provided by operating activities	98,221,234

Cash flows used in financing activities:
Repayment of borrowing facility	(228,000,000)
Proceeds from borrowing facility	152,500,000
Cash distributions paid	(25,257,667)
Reinvestment of distributions	846,844
Net cash used in financing activities	(99,910,823)
NET DECREASE IN CASH	$(1,689,589)

Cash:
Beginning of period	3,837,813
End of period	$2,148,224
Supplemental disclosure
Cash paid for interest and related fees	$4,081,781
Cash paid for income taxes	$199,282
Reinvestment of distributions	$846,844

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Statement of Cash Flows

For the Six Months Ended May 31, 2016 (Unaudited)

Increase/(Decrease) in cash – Cash flows provided by operating activities:
Net decrease in net assets from operations	$(17,180,192)
Adjustments to reconcile net increase in net assets from operations to net cash received from/(used in) operating activities:
Payments for purchases of investments in securities	(257,567,813)
Proceeds from sales of investment securities	283,547,736
Purchase of short term investment securities, net	42,773,071
(Increase) Decrease in Assets:
Receivable for investments sold	2,393,962
Receivable for dividends	199,475
Receivable for current taxes	(68,672)
Deferred financing costs	62,681
Increase (Decrease) in Liabilities:
Payable for investments purchased	(33,781,832)
Payable for deferred tax, net	3,735,485
Management fees payable	(84,531)
Interest on borrowings payable	(304,482)
Accrued expenses	147,320
Net realized loss on:
Investment securities	258,200,611
Net change in unrealized gain on:
Investment securities	(245,726,060)
Return of capital on dividends	21,382,905
Net cash provided by operating activities	57,729,664

Cash flows used in financing activities:
Repayment of borrowing facility	(132,000,000)
Proceeds from borrowing facility	93,000,000
Cash distributions paid	(18,624,488)
Net cash used in financing activities	(57,624,488)
NET DECREASE IN CASH	$105,176

Cash:
Beginning of period	2,129,558
End of period	$2,234,734
Supplemental disclosure
Cash paid for interest and related fees	$2,594,994
Cash paid for income taxes	$68,672

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from return of capital	Offering costs
FOR THE SIX MONTHS ENDED MAY 31, (UNAUDITED)
2016 - Common Shares	$7.45	$(0.02)	$(0.18)	$(0.20)	$(0.32)	$—

FOR THE FISCAL YEAR ENDED NOVEMBER 30,
2015 - Common Shares	15.91	0.09	(7.22)	(7.13)	(1.33)	—

FOR THE PERIOD ENDED NOVEMBER 30,
2014 - Common Shares(h)	19.10	0.05	(2.88)	(2.83)	(0.32)	(0.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Total returns are calculated assuming purchase of a share at the market price or net asset value (“NAV”) on the first day and sale of a share at the market price or NAV on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Calculated by dividing the Fund’s Managed Assets (as defined in the Fund’s Prospectus) by the amount of borrowings outstanding under the credit facility at period end.
(g)	Annualized with the exception of tax expenses.
(h)	Commenced operations on September 26, 2014.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

		Total return(b)			Ratio of expenses to average net assets
Net asset value, end of period	Market price, end of period	Based on market price	Based on net asset value	Net assets, end of period (in 000s)	After interest expense and tax (benefit)/ expense(c)		After interest expense and before tax (benefit)/ expense		Before interest expense and tax (benefit)/ expense		Ratio of net investment income/(loss) to average net assets(d)		Portfolio turnover rate(e)	Asset coverage, end of period per $1,000(f)

$6.93	$6.78	(4.62)%	(1.60)%	$547,274	4.88	%(g)	3.03	%(g)	1.70	%(g)	(0.66	)%(g)	37%	$3,637

7.45	7.52	(50.18)	(46.86)	587,452	2.25		2.31		1.62		0.75		113	3,076

15.91	17.11	(8.77)	(15.28)	1,242,617	1.65	(g)	1.60	(g)	1.30	(g)	1.69	(g)	36	3,761

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From return of capital	Total distributions	Offering costs
FOR THE SIX MONTHS ENDED MAY 31, (UNAUDITED)
2016 - Common Shares	$10.33	$(0.02)		$(0.37)	$(0.39)	$—	$(0.42)	$(0.42)	$—

FOR THE FISCAL YEARS ENDED NOVEMBER 30,
2015 - Common Shares	19.19	0.03		(7.52)	(7.49)	—	(1.37)	(1.37)	—
2014 - Common Shares	19.06	—	(h)	1.42	1.42	(0.38)	(0.91)	(1.29)	—	(h)

FOR THE PERIOD ENDED NOVEMBER 30,
2013 - Common Shares(j)	19.10	—	(h)	— (h)	—	—	—	—	(0.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Calculated by dividing the Fund’s Managed Assets by the amount of borrowings outstanding under the credit facility at period end.
(g)	Annualized with the exception of tax expenses.
(h)	Amount is less than $0.005 per share.
(i)	Amount is less than 0.005% per share.
(j)	Commenced operations on November 26, 2013.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

		Total return(b)			Ratio of expenses to average net assets
Net asset value, end of period	Market price, end of period	Based on market price	Based on net asset value	Net assets, end of period (in 000s)	After interest expense and tax (benefit)/ expense(c)		After interest expense and before tax (benefit)/ expense		Before interest expense and tax (benefit)/ expense		Ratio of net investment income/(loss) to average net assets(d)		Portfolio turnover rate(e)	Asset coverage, end of period per $1,000(f)

$9.52	$9.16	(6.02)%	(3.08)%	$422,287	3.95	%(g)	2.90	%(g)	1.76	%(g)	(0.40	)%(g)	51%	$3,607

10.33	10.25	(39.47)	(40.43)	458,092	(2.49)		2.24		1.62		0.17		66	3,279
19.19	18.74	(0.14)	7.31	846,835	5.76		1.75		1.41		—	(i)	54	3,813

19.06	20.00	4.71	(0.21)	787,362	1.11	(g)	1.11	(g)	1.11	(g)	(1.11	)(g)	—	—

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements

May 31, 2016 (Unaudited)

1. ORGANIZATION

The Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”) are non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933 as amended (the “1933 Act”). The Goldman Sachs MLP and Energy Renaissance Fund was organized as a Delaware statutory trust on July 7, 2014, and the Goldman Sachs MLP Income Opportunities Fund was organized as a Delaware statutory trust on June 18, 2013. The shares of the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “GER” and “GMZ”, respectively.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co., serves as investment adviser to each Fund pursuant to each Fund’s respective management agreement (each, an “Agreement”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the Fund’s schedule K-1 received from the MLPs. The Funds record their pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjust the cost basis of the underlying partnerships accordingly.

C.  Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D.  Distributions to Shareholders — While each Fund seeks to distribute substantially all of the Fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less Fund expenses, in order to permit the Fund to maintain more stable quarterly distributions, the distributions paid by the Fund may be more or less than the amount of net investment income actually earned by the Fund. These distributions could include a return of a shareholder’s invested capital which would reduce such Fund’s NAV. The Funds estimate that only a portion of the distributions paid to shareholders will be treated as dividend income. The remaining portion of the Funds’ distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Funds’ operating results during the period, and their final federal income tax characterization may differ.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/Tax differences based on the appropriate tax character.

E.  Income Taxes — The Funds do not intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended, but will rather be taxed as corporations. As a result, the Funds are obligated to pay federal, state and local income tax on their taxable income. The Funds invest primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Funds must report their allocable share of the MLPs’ taxable income or loss in computing their own taxable income or loss. The Funds’ tax expense or benefit is included in the

GOLDMAN SACHS CLOSED-END FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Statements of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Funds will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for their future tax liability associated with the capital appreciation of their investments and the distributions received by the Funds on interests of MLPs considered to be return of capital and for any net operating gains. The Funds may also record a deferred tax asset balance, which reflects an estimate of the Funds’ future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Funds have a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Funds’ valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Funds will modify their estimates or assumptions regarding the deferred tax liability or asset. Unexpected significant decreases in cash distributions from the Funds’ MLP investments or significant declines in the fair value of their investments may change the Funds’ assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Funds’ NAV and results of operations in the period it is recorded. The Funds will rely to some extent on information provided by MLPs, which may not be provided to the Funds on a timely basis, to estimate operating income/loss and gains/losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of net asset values and financial statement reporting.

It is the Funds’ policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statements of Operations. The Funds anticipate filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Funds have reviewed all major jurisdictions and concluded that there is no significant impact on their net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on their tax returns.

Return of Capital Estimates — Distributions received from the Funds’ investments in MLPs generally are comprised of income and return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price.

Private Investments in Public Equities — Private investments in public equities (“PIPEs”) are valued the same as other equity securities as noted above. A Liquidity Value Adjustment (LVA) may be applied to securities which are subject to externally imposed and legally enforceable trading restrictions or which convert to publicly traded securities in the future when certain conditions are met. An LVA is a discount to the market price of an issuer’s common stock, which is based on the length of the lock-up time period and volatility of the underlying security. PIPEs are classified as Level 2 until such time as the transfer restriction is removed.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund – FST Institutional Shares (“Underlying Fund”) are valued at the NAV of the FST Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS CLOSED-END FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of May 31, 2016:

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock(a)
MLPs
Europe	$7,205,891	$—	$—
North America	662,223,067	—	—
Corporations
Europe	6,448,736	—	—
North America	86,024,490	—	—
Investment Company	218,921	—	—
Total	$762,121,105	$—	$—

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock(a)
MLPs
Europe	$12,884,271	$—	$—
North America	537,445,994	—	—
Corporations
North America	26,412,694	—	—
Investment Company	3,395,792	—	—
Total	$580,138,751	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedule of Investments.

4. TAXATION

Currently, the highest marginal federal income tax rate for a corporation is 35%. The Funds may also be subject to a 20% alternative minimum tax to the extent that their alternative minimum tax exceeds their regular federal income tax. Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the period ended May 31, 2016, the Goldman Sachs MLP and Energy Renaissance Fund re-evaluated its blended state income tax rate, decreasing the rate from 2.51% to 1.73% due to an anticipated decrease in state apportionment of income and gains. During the period ended May 31, 2016, the Goldman Sachs MLP Income Opportunities Fund re-evaluated its blended state income tax rate, decreasing the rate from 2.48% to 2.11% due to an anticipated decrease in state apportionment of income and gains. The reconciliation between the federal

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2016 (Unaudited)

4. TAXATION (continued)

statutory income tax rate of 35% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

	Goldman Sachs MLP and Energy Renaissance Fund		Goldman Sachs MLP Income Opportunities Fund
	Amount	Rate	Amount	Rate
Application of statutory income tax rate	$(5,518,739)	35.00%	$(4,705,647)	35.00%
State income taxes, net of federal benefit	(272,783)	1.73%	(283,683)	2.11%
Change in estimated state tax rate, net of federal tax benefit	6,109,574	(38.75)%	985,029	(7.33)%
Effect of permanent differences	(277,562)	1.76%	(132,485)	0.99%
Other Adjustments	2,680,081	(17.00)%	593,720	(4.42)%
Valuation Allowance	5,453,148	(34.58)%	7,278,551	(54.14)%
Total current and deferred income tax expense, net	$8,173,719	(51.84)%	$3,735,485	(27.79)%

At May 31, 2016, components of the Funds’ deferred tax assets and liabilities are as follows:

	Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs MLP Income Opportunities Fund
Deferred tax assets:
Net unrealized loss on investment securities (tax basis)	$4,609,281	$—
Net operating loss carryforward — see table below for expiration	23,658,999	12,111,110
Capital loss carryforward (tax basis) — see table below for expiration	289,235,732	109,941,644
Other tax assets	1,419,425	—
Valuation Allowance	(299,956,978)	(111,423,290)
Total Deferred Tax Assets	18,966,459	10,629,464
Deferred tax liabilities:
Book vs. tax partnership income to be recognized	$(27,140,178)	$(17,470,366)
Net unrealized gains on investment securities (tax basis)	—	(855,586)
Other tax liabilities	—	(86,835)
Total Deferred Tax Liabilities	$(27,140,178)	$(18,412,787)
Net Deferred Tax Liabilities	$(8,173,719)	$(7,783,323)

At May 31, 2016 Goldman Sachs MLP and Energy Renaissance Fund had net operating loss carryforwards, which may be carried forward for 20 years, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2015	$1,369,859	November 30, 2035
November 30, 2016 (as of May 31, 2016)	63,043,425	November 30, 2036

GOLDMAN SACHS CLOSED-END FUNDS

4. TAXATION (continued)

At May 31, 2016 Goldman Sachs MLP Income Opportunities Fund had net operating loss carryforwards, which may be carried forward for 20 years, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2013	$203,208	November 28, 2033
November 30, 2014	868,388	November 29, 2034
November 30, 2015	681,098	November 30, 2035
November 30, 2016 (as of May 31, 2016)	30,883,010	November 30, 2036

At May 31, 2016 Goldman Sachs MLP and Energy Renaissance Fund had capital loss carryforwards, which may be carried forward for 5 years, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2014	$35,048,132	November 30, 2019
November 30, 2015	373,585,860	November 30, 2020
November 30, 2016 (as of May 31, 2016)	378,830,567	November 30, 2021

At May 31, 2016 Goldman Sachs MLP Income Opportunities Fund had capital loss carryforwards, which may be carried forward for 5 years, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2015	$85,209,550	November 30, 2020
November 30, 2016 (as of May 31, 2016)	211,049,258	November 30, 2021

The Funds review the recoverability of their deferred tax assets based upon the weight of the available evidence. When assessing, the Funds’ management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of their analysis of the recoverability of their deferred tax assets, the Funds recorded the following valuation allowances as of May 31, 2016:

Goldman Sachs MLP and Energy Renaissance Fund	$299,956,978
Goldman Sachs MLP Income Opportunities Fund	$111,423,290

As of May 31, 2016, components of each Fund’s deferred tax expense are as follows:

	Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs MLP Income Opportunities Fund
Deferred tax expense:
Federal	$(3,220,983)	$(4,265,334)
State	5,941,554	722,268
Valuation allowance	5,453,148	7,278,551
Total	$8,173,719	$3,735,485

For the six months ended May 31, 2016, the Funds do not have any interest or penalties associated with the underpayment of any income taxes.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2016 (Unaudited)

4. TAXATION (continued)

At May 31, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes was as follows:

	Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs MLP Income Opportunities Fund
Tax Cost	$700,779,190	$530,755,963
Gross unrealized gain	117,393,421	81,142,544
Gross unrealized loss	(56,051,474)	(31,759,756)
Net unrealized gain (loss)	$61,341,947	$49,382,788

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales and timing differences related to the tax treatment of partnership investments.

For the six months ended May 31, 2016, distributions from both the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund are estimated to be comprised of 100% return of capital. Shareholders will be informed of the final tax characterization of the distributions in February 2017. For both the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund, all tax years since inception remain open for examination by U.S. and state tax authorities. Management of the Funds is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under each Fund’s Agreement, GSAM manages each Fund, subject to the general supervision of the Board of Trustees.

As compensation for the services rendered pursuant to the respective Agreement, the assumption of the expenses related thereto and administration of a Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 1.00% of each Fund’s average daily managed assets for the six months ended May 31, 2016. Managed assets are defined as total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of all accrued liabilities (other than liabilities representing indebtedness for investment purposes).

The Funds invest in the FST Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by each Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended May 31, 2016, GSAM waived $12,205 and $8,293, respectively, of the Goldman Sachs MLP and Energy Renaissance Fund’s and Goldman Sachs MLP Income Opportunities Fund’s management fees.

B.  Other Transactions with Affiliates — For the six months ended May 31, 2016, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Funds.

GOLDMAN SACHS CLOSED-END FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

An investment by a Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the 1940 Act) of such Fund. The following tables provide information about the investment in shares of issuers of which the Funds are affiliates for the six months ended May 31, 2016:

Goldman Sachs MLP and Energy Renaissance Fund
Name of Affiliated Issuer	Market Value 11/30/15	Purchases at Cost	Proceeds from Sales	Return of capital on dividends	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 5/31/16	Dividend Income
Enviva Partners LP	$12,996,383	$—	$—	$(823,414)	$—	$7,249,451	$19,422,420	$823,414
JP Energy Partners LP*	12,802,469	—	(6,478,376)	(226,117)	(21,714,560)	18,514,358	2,897,774	590,429
Navios Maritime Midstream Partners LP*	9,995,129	—	(7,905,612)	—	(4,996,878)	2,907,361	—	239,432

Goldman Sachs MLP Income Opportunities Fund
Name of Affiliated Issuer	Market Value 11/30/15	Purchases at Cost	Proceeds from Sales	Return of capital on dividends	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 5/31/16	Dividend Income
CSI Compressco Partners LP	$38,237,430	$1,267,013	$(6,803,508)	$(1,593,951)	$(9,123,575)	$(2,502,337)	$19,481,072	$1,593,951
Hoegh LNG Partners LP	38,088,212	—	—	—	—	4,767,015	42,855,227	1,976,275
Sprague Resources LP	20,228,275	1,311,002	(1,532,137)	(896,828)	565,891	1,263,378	20,939,581	896,828

*	Security is no longer affiliated

The table below shows the transactions in and earnings from investments in all affiliated funds for the six months ended May 31, 2016.

Fund	Underlying Fund	Market Value 11/30/15	Purchases at Cost	Proceeds from Sales	Market Value 5/31/16	Dividend Income
MLP and Energy Renaissance Fund	Goldman Sachs Financial Square Government Fund	$36,828,436	250,763,415	(287,372,930)	$218,921	$16,956
MLP Income Opportunities Fund	Goldman Sachs Financial Square Government Fund	46,168,846	200,850,552	(243,623,606)	3,395,792	$10,622

C.  Financing Agreement — On July 27, 2015, the Goldman Sachs MLP and Energy Renaissance Fund, and on July 24, 2015, the Goldman Sachs MLP Income Opportunities Fund, entered into an evergreen fixed/floating rate margin loan facility (the “Credit Facility”) with a major U.S. financial institution. The Credit Facility provides for borrowings in an aggregate amount up to $430,000,000 and $310,000,000, respectively for the Funds. On February 1, 2016, the Credit Facility for the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund was reduced to provide borrowings in an aggregate amount up to $280,000,000 and $200,000,000, respectively. Borrowings under the Credit Facility bear interest subject to a Fund’s election of fixed rate and/or floating rate borrowings. The interest rates for the fixed rate borrowings are based on the lender’s internal fixed rates plus a mutually agreed-upon spread. The interest rates for the floating rate borrowings are based on variable rates (i.e., LIBOR) plus market spreads. Each Fund also pays an unused commitment fee of 0.20% per annum. Interest is accrued daily and paid quarterly. Costs incurred in connection with obtaining the Credit Facility have been recorded as deferred financing costs on the Statement of Assets and Liabilities and are being amortized on a straight-line basis over 12 months from the date of when each Fund entered into the agreement.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Under the terms of each Credit Facility, in the event of an early termination of any fixed rate borrowing(s), the Funds will receive or pay any gain or loss associated with the lender’s interest rate hedge, which could be material in certain circumstances, as well as any related termination costs (“Breakage Expenses”). For the six months ended May 31, 2016, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs MLP Income Opportunities bore Breakage Expenses of $1,056,450 and $523,194, respectively. Such amounts are included in Interest on borrowings on the Statement of Operations.

The Goldman Sachs MLP and Energy Renaissance Fund had an average outstanding balance and weighted average annual interest rate for the period of $171,754,098 and 2.780%, respectively. As of May 31, 2016, there was $207,500,000 of outstanding borrowings under the Credit Facility at a weighted average annual interest rate of 2.475%.

The Goldman Sachs MLP Income Opportunities Fund had an average outstanding balance and weighted average annual interest rate for the period of $130,431,694 and 2.631%, respectively. As of May 31, 2016, there was $162,000,000 of outstanding borrowings under the Credit Facility at a weighted average annual interest rate of 2.355%.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended May 31, 2016, were as follows:

Fund	Purchases	Sales
Goldman Sachs MLP and Energy Renaissance	$241,712,193	$312,213,882
Goldman Sachs MLP Income Opportunities	257,567,813	283,547,674

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Investments in Other Investment Companies — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Leverage Risk — The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that each Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable

GOLDMAN SACHS CLOSED-END FUNDS

7. OTHER RISKS (continued)

portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that a Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; the investment advisory fees payable to the Investment Adviser will be higher than if the Fund did not use financial leverage; and that leverage may increase operating costs, which may reduce total return. The use of leverage may impact a Fund’s ability to declare dividends and distributions; the Funds are generally not permitted to declare cash dividends or other distributions unless, at the time of such declaration, the value of the Fund’s assets, less liabilities other than the principal amount of borrowings, is at least 300% of such principal amount (after deducting the amount of such dividend or distribution). This prohibition does not apply to privately arranged debt that is not intended to be publicly distributed (i.e., each Fund’s credit facility, as discussed above).

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

Market and Credit Risks — An investment in a Fund represents an indirect investment in the securities owned by the Fund, a significant portion of which are traded on a national securities exchange. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Each Fund will utilize leverage, which magnifies the market risk. Additionally, a Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Discount Risk — Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that a Fund’s NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period of time following completion of the Fund’s initial offering. Although the value of a Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of their shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s adjusted tax cost basis for the shares. Because the market price of the shares will be determined by factors such as (i) NAV, (ii) dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by a Fund’s portfolio holdings, the timing and success of the Fund’s investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), (iii) supply of and demand for the shares, (iv) trading volume of the shares, (v) general market, interest rate and economic conditions and (vi) other factors that may be beyond the control of the Fund. A Fund cannot predict whether the shares will trade at, below or above NAV or at, below or above the initial public offering price.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — Each Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2016 (Unaudited)

7. OTHER RISKS (continued)

Private Investment Risk — The Funds may invest in PIPE securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Funds may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. The Funds may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold into the public markets. The ability of the Funds to freely transfer restricted shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Funds’ use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

Strategy Risk — Each Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Funds and their shareholders.

Tax Risks — Tax risks associated with investments in a Fund include, but are not limited to, the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Funds will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Funds generally will be subject to U.S. federal income tax on their taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income taxes.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of a Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Tax Estimation/NAV Risk. In calculating a Fund’s NAV, the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. A Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Funds on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce a Fund’s NAV which could have an effect on the market price of the shares. The Funds may also record a deferred tax asset balance, which reflects an estimate of a Fund’s future tax benefit associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase a Fund’s NAV to the extent it exceeds any valuation allowance, which could have an effect on the market price of the shares. Each Fund will rely to some extent on information provided by MLPs, which may not be provided to the Funds on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of a Fund’s current and deferred tax liability and/or asset balances used to calculate each Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, a

GOLDMAN SACHS CLOSED-END FUNDS

7. OTHER RISKS (continued)

Fund may modify its estimates or assumptions regarding its current and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Goldman Sachs MLP and Energy Renaissance Fund

	For the Six Months Ended May 31, 2016 (Unaudited)		For the Fiscal Year Ended November 30, 2015

	Shares	Dollars	Shares	Dollars

Common Shares
Reinvestment of distributions	178,283	$846,844	719,053	$7,321,118
NET INCREASE	178,283	$846,844	719,053	$7,321,118

	Goldman Sachs MLP Income Opportunities Fund

	For the Six Months Ended May 31, 2016 (Unaudited)		For the Fiscal Year Ended November 30, 2015

	Shares	Dollars	Shares	Dollars

Common Shares
Reinvestment of distributions	—	—	213,860	$2,996,459
NET INCREASE	—	—	213,860	$2,996,459

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS CLOSED-END FUNDS

ADDITIONAL INFORMATION (Unaudited)

A.  Dividend Reinvestment Plan — Under the Dividend Reinvestment Plan (the “Plan”) for the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”), dividends and/or distributions to a holder of a Fund’s common shares of beneficial interest (each, a “Common Share” and collectively, the “Common Shares”) will automatically be reinvested in additional Common Shares of that Fund. Each registered shareholder may elect to have dividends and distributions distributed in cash (i.e., “opt-out”) rather than participate in the Plan. For any registered shareholder that does not so elect (each, a “Participant” and collectively, the “Participants”), dividends and/or distributions on such shareholder’s Common Shares will be reinvested by Computershare Trust Company, N.A. (the “Plan Agent”), as agent for shareholders in administering the Plan, in additional Common Shares, as set forth below. Participation in the Plan is completely voluntary, and may be terminated or resumed at any time without penalty by Internet, telephone or written notice if received and processed by the Plan Agent prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their Common Shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee. The Plan Agent will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and Participants will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange (“NYSE”) or elsewhere. If, on the payment date for any Dividend (the “Dividend Payment Date”), the net asset value (“NAV”) per Common Share is equal to or less than the closing market price plus estimated per Common Share fees (which include any applicable brokerage commissions the Plan Agent is required to pay) (such condition often referred to as a “premium”), the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the Participants. The number of Newly Issued Common Shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share Dividend Payment Date; provided that, if the NAV is less than or equal to 95% of the closing market value on the Dividend Payment Date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the Dividend Payment Date. If, on the Dividend Payment Date, the NAV per Common Share is greater than the closing market price per share plus per Common Share fees (such condition referred to as a “market discount”), the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the Participants in Open-Market Purchases. Such Open-Market Purchases shall continue on each successive business day until the entire Dividend amount has been invested pursuant to Open-Market Purchases; provided, however, that if (a) the market discount shifts to a market premium, or (b) the Open Market Purchases have not been completed by the Last Purchase Date (as defined below), the Plan Agent shall cease making Open-Market Purchases and shall invest the entire uninvested portion of the Dividend amount in Newly Issued Common Shares in the manner contemplated above. The term “Last Purchase Date” shall mean the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the Dividend Payment Date, whichever is sooner. Open-market purchases may be made on any securities exchange where Common Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is contemplated that the Funds will pay quarterly Dividends.

B.  Fund Certification — The Funds are listed for trading on the NYSE. The Goldman Sachs MLP and Energy Renaissance Fund filed its annual chief executive officer certification regarding compliance with the NYSE’s listing standards within 30 days after the Fund’s first annual shareholder meeting. Each of the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund will continue to file its annual chief executive officer certification no more than 30 days after its annual shareholder meeting.

C.  Distribution Policy — While each Fund seeks to distribute substantially all of the Fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less Fund expenses, in order to permit the Fund to maintain more stable quarterly distributions, the distributions paid by the Fund may be more or less than the amount of net investment income actually earned by the Fund. These distributions could include a return of a shareholder’s invested capital which would reduce such Fund’s NAV. The Funds may have to sell a portion of their investment portfolios to pay a distribution at a time when independent investment judgment might not dictate such action. Each Fund currently anticipates making distributions to its shareholders each fiscal quarter out of legally available funds. Under the 1940 Act, the Funds generally may not declare any dividend or other distribution on the Common Shares unless, at the time of such declaration and after deducting the amount of such dividend or other distribution, such Fund has an asset coverage ratio of 300%; provided that if the Fund issues non-public indebtedness (for example, if it enters into a loan agreement in a privately arranged transaction with a bank), it may be able to continue to pay dividends on its capital stock even if the asset coverage ratio on its indebtedness falls below 300%.

GOLDMAN SACHS CLOSED-END FUNDS

PRIVACY NOTICE

(Applicable only to individual, joint, and individual retirement account (IRA) investors)

The Goldman Sachs financial services companies endeavor to maintain the highest standards of confidentiality and to respect the privacy of our client relationships. In that regard, we are providing this Privacy Notice to our clients in accordance with Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations. This notice supplements any privacy policies or statements that we may provide in connection with specific products or services.

The Information We Collect About You. The non-public personal information we collect about you (your “Information”) comes primarily from the account applications or other forms you submit to us. We may also collect Information about your transactions and experiences with us, our affiliates, or others relating to the products or services we provide. Also, depending on the products or services you require, we may obtain additional Information from consumer reporting agencies.

Our Disclosure Policies. We do not disclose your Information to anyone, except as permitted by law. This may include sharing your Information with non-affiliated companies that perform support services for your account or process your transactions with us or our affiliates. It may also include sharing your Information with our affiliates to bring you the full range of services and products available from the Goldman Sachs family of financial services companies, including our U.S. and international brokerage, asset management, advisory, and trust services companies. Additionally, it may include disclosing your Information pursuant to your express consent, to fulfill your instructions, or to comply with applicable laws and regulations.

Our Information Security Policies. We limit access to your Information to those of our employees and service providers who are involved in offering or administering the products or services that we offer. We maintain physical, electronic, and procedural safeguards that are designed to comply with federal standards to safeguard your Information.

If our relationship ends, we will continue to treat your Information as described in this Privacy Notice.

This notice is being provided on behalf of the following affiliates of The Goldman Sachs Group, Inc.:

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management International

GS Investment Strategies, LLC

Goldman Sachs Hedge Fund Strategies, LLC

The family of funds managed by the affiliates listed above.

GOLDMAN SACHS CLOSED-END FUNDS

Voting Results of Joint Annual Meeting of Shareholders (Unaudited)

The joint Annual Meeting (the “Meeting”) of the Goldman Sachs MLP Income Opportunities Fund (“GMZ”) and Goldman Sachs MLP and Energy Renaissance Fund (“GER”) was held on March 31, 2016 to consider and act upon the proposals below. At the Meeting, Michael Latham was elected Class I Trustee; Linda A. Lang, James A. McNamara and Richard P. Strubel were elected Class II Trustees; and Lawrence W. Stranghoener was elected Class III Trustee to the Board of Trustees of GMZ. In addition, Ashok N. Bakhru and Michael Latham were elected Class I Trustees; Linda A. Lang was elected Class II Trustee; and Lawrence W. Stranghoener was elected Class III Trustee to the Board of Trustees of GER.

The shareholders of GMZ voted as follows:

Proposal 1 – GMZ Election of Trustees	For	Against/Withhold	Abstain	Broker Non-Votes
Michael Latham (Class I)	40,237,355.00	819,440.00	0.00	0.00
Linda A. Lang (Class II)	40,186,080.00	870,715.00	0.00	0.00
James A. McNamara (Class II)	40,275,221.00	781,574.00	0.00	0.00
Richard P. Strubel (Class II)	40,233,472.00	823,323.00	0.00	0.00
Lawrence W. Stranghoener (Class III)	40,262,896.00	793,899.00	0.00	0.00

In addition to the individuals named above, Ashok N. Bakhru and John P. Coblentz, Jr. continued to serve on the Board of Trustees of GMZ.

The shareholders of GER voted as follows:

Proposal 1 – GER Election of Trustees	For	Against/Withhold	Abstain	Broker Non-Votes
Ashok N. Bakhru (Class I)	70,171,589.00	2,163,472.00	0.00	0.00
Michael Latham (Class I)	70,254,717.00	2,080,344.00	0.00	0.00
Linda A. Lang (Class II)	70,139,802.00	2,195,259.00	0.00	0.00
Lawrence W. Stranghoener (Class III)	70,275,629.00	2,059,432.00	0.00	0.00

In addition to the individuals named above, John P. Coblentz, Jr., James A. McNamara and Richard P. Strubel continued to serve on the Board of Trustees of GER.

FUNDS PROFILE

Goldman Sachs Closed-End Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.11 trillion in assets under management as of March 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

GOLDMAN SACHS CLOSED-END FUNDS

MLP and Energy Renaissance Fund

MLP Income Opportunities Fund

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Linda A. Lang Michael Latham James A. McNamara Larry W. Stranghoener Richard P. Strubel	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

Goldman Sachs Asset Management, L.P. Investment Adviser	Dechert LLP Legal Counsel

Computershare Trust Company, N.A. and Computershare Inc. Transfer Agent, Registrar and Dividend Reinvestment Plan Agent	State Street Bank and Trust Company Custodian
PricewaterhouseCoopers LLP Independent Registered Public Accounting Firm

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-855-807-2742; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-855-807-2742.

Fund holdings and allocations shown are as of May 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance.

Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. This communication is not an offer to sell these securities and is not a solicitation to buy these securities in any jurisdiction where the offer or sale is not permitted.

“Alerian MLP Index” and “AMZ” are trademarks of Alerian and their use is granted under a license from Alerian.

The Cushing® MLP High Income Index (the “Index”) is the exclusive property of Swank Capital, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to maintain and calculate the Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Swank Capital, LLC. Neither S&P Dow Jones Indices, SPFS, Dow Jones S&P nor any of their affiliates sponsor and promote the Index and none shall be liable for any errors or omissions in calculating the Index.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, a Fund may purchase, at market prices, shares of its common stock in the open market.

This report is transmitted to the Funds’ shareholders only. It is not a prospectus. Investors should consider their investment goals, time horizons and risk tolerance before investing in a Fund. An investment in a Fund is not appropriate for all investors, and the Funds are not intended to be complete investment programs. Investors should carefully review and consider a Fund’s investment objective, risks, charges and expenses before investing.

© 2016 Goldman Sachs. All rights reserved. 54759-TMPL-07/2016 MLPCEFSAR-16/33K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the Registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by or on behalf of the Registrant of shares or other units of any registered class of the Registrant’s equity securities.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the Registrant’s Form N-CSR filed on February 9, 2016.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs MLP Income Opportunities Fund

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	August 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	August 3, 2016

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	August 3, 2016